UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2026

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

Effective January 28, 2026, Dr. Jay Birnbaum retired from our Board of Directors. Dr. Birnbaum has served on our Board since April 2007. We are grateful for his many years of services and the valuable knowledge he has provided to our Company.

Dr. Birnbaum will continue to serve the Company pursuant to a consulting agreement (the “Consulting Agreement”), for a term of one year. Dr. Birnbaum will receive compensation of 5,000 Restricted Stock Units (RSUs) representing 5,000 shares of the Company’s Common Stock per quarter. Such RSUs will vest on the second business day after Sonoma files its Annual Report on Form 10-K for the year ended March 31, 2027, or upon change of control. Any outstanding equity awards held by Dr. Birnbaum will continue to vest in accordance with their terms, subject to Dr. Birnbaum’s continued compliance with the terms of the Consulting Agreement through each applicable vesting date.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Director Compensation Plan

On January 28, 2026, our Board of Directors adopted a revised Non-Employee Director Compensation Program and Stock Ownership Guidelines (the “Director Compensation Plan”) in order to allow discretion to the Board in the number of options to be granted to each non-employee director in connection with the Company’s annual grant of stock options, and in the form and amount of the initial equity grant to new directors. A copy of the Director Compensation Plan is filed herewith as Exhibit 10.2.

Appointment of Director

Effective January 28, 2026, our Board appointed Ms. Vanessa Jacoby as a director of our Company. She will replace Dr. Birnbaum as an independent director. Ms. Jacoby was also appointed as Chairperson of our Audit Committee and as a non-chairperson member of our Compensation Committee. We look forward to working with Ms. Jacoby, who brings extensive experience in the biotechnology and life science sectors, having served as a senior financial executive of several private and public companies and has been an active participant on audit committees, responsible for reporting financial results, cyber security matters, Sarbanes Oxley internal controls and other matters, as well as on compensation committees.

Ms. Jacoby currently serves as the Chief Business and Financial Officer for Quanta Therapeutics, Inc., a clinical stage biotechnology company focused on developing best-in-class small molecules inhibitors for RAS-driven cancers. Prior to joining Quanta, Ms. Jacoby served as Chief Financial Officer of Shoreline Biosciences. Prior to joining Shoreline, Ms. Jacoby served as Chief Accounting Officer of Avidity Biosciences, Inc. Prior to Avidity, Ms. Jacoby was Vice President, Finance at PharmAkea, which was acquired by Galecto in 2019. Prior to that, she served as Director of Accounting and Controller at BCI, Inc., and held senior financial roles at Artes Medical and Verenium Corporation. Before joining industry, Ms. Jacoby was an auditor for Ernst & Young. Ms. Jacoby received her M.B.A. from National University and B.S. degree in Business Administration from Fundação Armando Alvares Penteado, Sao Paulo, Brazil. She is a Certified Public Accountant with the State of California (inactive). She currently serves on the board of trustees for the Ruben H. Fleet Science Center in San Diego and is on the board for the Association of Bioscience Financial Officers (ABFO) Southwest chapter.

Pursuant to our non-employee director compensation plan, as a non-employee director of our Company, Ms. Jacoby will receive an annual retainer of $32,500. She will also receive an additional $10,000 annually as Chair of the Audit Committee and $7,500 as a non-chairperson member of the Compensation Committee. We will also reimburse Ms. Jacoby for reasonable expenses in connection with attendance at board and committee meetings.

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In conjunction with her appointment to our Board, on January 28, 2026, Ms. Jacoby was automatically granted options to purchase up to 10,000 shares of common stock. The options will vest in three equal installments over a period of three years on the first, second, and third anniversary of the grant or upon change of control.

There are no arrangements or understandings between Ms. Jacoby and any other persons pursuant to which he was appointed to serve on the Board, nor were there any transactions or proposed transactions involving Ms. Jacoby as a participant as required to be disclosed by Item 404(a) of Regulation S-K.

Indemnification and Director Agreement

In connection with her appointment as a director of our Board, we also entered into an indemnification agreement and a director agreement with Ms. Jacoby. The indemnification agreement sets forth the circumstances and procedures pursuant to which we agree, by contract, to indemnify our directors and certain of our officers against claims and losses arising from their services as directors and officers. The agreement is substantially identical to the form of indemnification agreement filed as Exhibit 10.1 to our Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007. The director agreement sets forth the general duties of a director, including terms regarding confidentiality and competing activities. The agreement is substantially identical to the form of the director agreement filed as Exhibit 10.20 to our Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	Consulting Agreement by and between the Company and Dr. Jay Birnbaum, dated January 28, 2026.
10.2	Sonoma Pharmaceuticals, Inc. Non-Employee Director Compensation Program and Stock Ownership Guidelines, revised by the Board of Directors on January 28, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: January 28, 2026	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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